SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 8, 2003

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.

             (Exact Name of Registrant as Specified in its Charter)





        Delaware                   0-21995                    06-1419064
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(State of Incorporation)    (Commission File No.)   (IRS Employer Identification
                                                                Number)


          15 Riverside Avenue
         Westport, Connecticut                                06880-4214
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(Address of Principal Executive Office)                       (Zip Code)



                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.   Other Events and Required FD Disclosure
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          On September 8, 2003 the Company announced that the listing of its common stock would transfer to The NASDAQ SmallCap Market from The NASDAQ National Market, effective September 9, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          FIRST AVIATION SERVICES INC.



Date: September 8, 2003      By:     /s/ Michael D. Davidson
                                     -----------------------

                             Name:  Michael D. Davidson
                             Title: Secretary & Chief Financial Officer
                                    (Principal Finance and Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit No.                           Description
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   99.1                               Press release dated September 8, 2003.